Exhibit 99.1

Och-Ziff Capital Management Group LLC Reports

Third Quarter 2008 Results

Third Quarter 2008 Dividend of $0.025 per Class A Share

NEW YORK, November 4, 2008 – Och-Ziff Capital Management Group LLC (NYSE: OZM) (the “Company” or “Och-Ziff”) today reported its results and the declaration of a cash dividend on its Class A Shares for the third quarter ended September 30, 2008.

Third Quarter Highlights

•	Distributable Earnings for the Och-Ziff Funds segment of $54.3 million, or $0.14 per Adjusted Class A Share

•	Dividend of $0.025 per Class A Share to be paid on November 12, 2008 to holders of record as of the close of business on October 1, 2008

•	Assets under management of $31.2 billion as of September 30, 2008, 7% lower than June 30, 2008, but 4% higher than September 30, 2007

•	Economic Income Revenues for the Och-Ziff Funds segment of $153.0 million, 7% higher than the 2007 third quarter

For the third quarter and nine months ended September 30, 2008, Och-Ziff reported a GAAP net loss of $69.4 million, or $0.94 per basic and $1.07 per diluted Class A Share, and $398.4 million, or $5.37 per basic and diluted Class A Share, respectively. The GAAP net loss in both periods resulted primarily from third quarter and first nine months non-cash expenses of $425.6 million and $1.3 billion, respectively, associated with the Company’s reorganization in connection with its initial public offering (“IPO”) in November 2007. These expenses are related to the amortization of Och-Ziff Operating Group A Units (“Group A Units”), which represent equity interests in the Company’s principal operating subsidiaries that were issued to the Company’s pre-IPO owners in exchange for their pre-IPO interests in those subsidiaries. The Group A Units vest annually over five years from the closing of the IPO. Accordingly, amortization of these expenses is expected to result in a GAAP net loss each quarter through 2012. Once vested, the Group A Units may be exchanged on a one-to-one basis for Class A Shares.

Also contributing to the GAAP net loss in the third quarter and first nine months of 2008 were non-cash expenses of $17.5 million and $67.7 million, respectively, for the amortization of equity-based compensation, primarily related to Class A restricted share units (“RSUs”) awarded to all of the Company’s employees in connection with the IPO. These RSUs vest annually over four years from the closing of the IPO. Each RSU represents the right to receive one Class A Share upon vesting.

Distributable Earnings for the Och-Ziff Funds segment for the third quarter and nine months ended September 30, 2008 was $54.3 million or $0.14 per Adjusted Class A Share, and $159.1 million, or $0.40 per Adjusted Class A Share, respectively. Distributable Earnings is a supplemental non-GAAP financial measure that management believes provides a meaningful basis for comparison of the after-tax operating performance of the Och-Ziff Funds segment, which includes substantially all of the Company’s business. Additionally, management uses Distributable Earnings, among other financial data, to determine the earnings available to distribute as dividends to holders of the Company’s Class A Shares and to the Company’s partners and Ziff Brothers Investments (the “Ziffs”) with respect to their Group A Units.

Distributable Earnings is equal to the Economic Income of the Och-Ziff Funds segment less adjusted income taxes. These adjusted income taxes are estimated assuming all Group A Units and RSUs were converted on a one-to-one basis into Class A Shares (“Adjusted Class A Shares”). Distributable Earnings per Share is equal to Distributable Earnings divided by the weighted average number of Adjusted Class A Shares. Distributable Earnings should not be considered as an alternative to GAAP net income or cash flow, and is not necessarily indicative of liquidity or the cash available to fund operations. For a reconciliation of the Och-Ziff Funds segment third quarter and first nine months 2008 Economic Income to Distributable Earnings, please see Exhibit 8 of the financial tables that accompany this press release.

Och-Ziff’s assets under management were $31.2 billion as of September 30, 2008, 7% lower than the $33.6 billion in assets under management as of June 30, 2008, but 4% higher than the $30.1 billion in assets under management as of September 30, 2007. The $1.1 billion year-over-year increase was driven principally by performance-related appreciation of $843.2 million and net inflows of $2.4 billion (which included the reinvestment by the Company’s partners and the Ziffs of approximately $1.6 billion in after-tax proceeds from the Company’s IPO and concurrent Class A Share sale to Dubai International Capital) during the fourth-quarter of 2007. The year-over-year increase was also driven by net inflows of $305.2 million (which exclude redemptions for the 2008 third quarter as these are reflected in assets under management as of October 1, 2008) during the first nine months of 2008. These increases were partially offset by performance related depreciation of $2.5 billion during the first nine months of 2008, driven principally by performance-related declines in September 2008. During the 2008 third quarter, the $2.4 billion decrease in assets under management was driven by performance-related depreciation of $2.5 billion and net inflows of $73.5 million (which exclude redemptions for September 2008 as these are reflected in assets under management as of October 1, 2008).

Assets under management as of October 1, 2008 were $30.5 billion, which reflects September 2008 redemptions (net of October 1, 2008 capital inflows) of $718.5 million. The majority of redemptions occur on quarter ends. All redemptions are paid on the first day of the following month and capital inflows for that month are accepted on the same day.

Assets under management by fund were as follows:

				% Change (4)
(dollars in billions)	September 30, 2008	June 30, 2008	September 30, 2007	Sep. 2008 vs. Jun. 2008	Sep. 2008 vs. Sep. 2007
OZ Master Fund	18.8	20.0	19.0	-6%	-1%
OZ Europe Master Fund	5.8	6.4	6.1	-10%	-5%
OZ Asia Master Fund (1)	3.2	3.8	3.4	-14%	-4%
OZ Global Special Investments Master Fund (2)	2.0	2.1	0.4	-2%	415%
Other (3) (4)	1.4	1.3	1.2	NM	NM

(1)	Includes investment of $0.1 billion in after-tax proceeds from the Company’s Class A Share sales.
(2)	Includes investment of $1.5 billion in after-tax proceeds from the Company’s Class A Share sales.
(3)	Includes Real Estate Funds, managed accounts and other funds not significant to the Company’s results.
(4)	Rounding differences may occur.

Performance by fund was as follows(1):

	2008
	July	August	September	3Q	YTD(2)
OZ Master Fund	-0.59%	-0.58%	-5.41%	-6.51%	-5.80%
OZ Europe Master Fund	-1.35%	-0.38%	-7.22%	-8.82%	-8.43%
OZ Asia Master Fund	-1.17%	-4.18%	-7.53%	-12.43%	-16.87%
OZ Global Special Investments Master Fund	0.06%	-0.45%	-2.73%	-3.11%	-2.99%

(1)	Please see important disclosures on Exhibit 9 of the financial supplement accompanying this press release.
(2)	As of September 30, 2008.

For both the third quarter and nine months ended September 30, 2008, the majority of the performance-related depreciation was due to unprecedented market volatility and the ensuing flight to quality during September, which resulted in substantial declines in the value of almost every asset class globally and adversely impacted investment returns in each of the Company’s master funds. However, the Company’s funds significantly outperformed major markets worldwide during both periods. Challenging market conditions during the 2008 third quarter also resulted in increased redemptions as institutional investors re-balanced and/or reduced their exposures to hedge funds and the capital markets generally.

“Turbulence in the global financial markets reached unprecedented levels during the third quarter,” said Daniel Och, Chairman and Chief Executive Officer of Och-Ziff. “Our performance reflected the effect of record volatility in the equity markets and substantial declines in asset values globally, which made it exceptionally difficult to sustain stable investment performance. We continue to actively manage our business, as we have always done, with minimal use of leverage and a consistent and disciplined focus on preserving fund investors’ capital, relying on the risk management processes which have been integral to our approach throughout our fourteen-year history. While we anticipate that the market will present additional challenges, we believe that the strength of our performance and sustainability of our business position us to benefit over the long-term from the opportunities that will arise globally from the current environment.”

SUMMARY RESULTS OF THE OCH-ZIFF FUNDS SEGMENT

The Company conducts substantially all of its business through the Och-Ziff Funds segment, which is currently the Company’s only reportable operating segment. This segment provides management and advisory services to the Company’s hedge funds and separately managed accounts.

The Company’s other operations are currently comprised of its real estate business, which manages and provides advisory services to its real estate funds, and investments in new businesses established to expand certain of the Company’s private investment platforms. These other operations, which currently are in early growth stages and are not material to the overall financial performance of the Company, are not included in the Och-Ziff Funds segment and therefore not included in the calculations of Economic Income, Distributable Earnings and Distributable Earnings per Share.

The performance measure for the Och-Ziff Funds segment is Economic Income, which management uses to evaluate the financial performance of and make operating decisions for the segment. Management believes that investors should review the same performance measure that it uses to analyze the Company’s core business performance. Economic Income is a pre-tax measure that does not include allocations to the Company’s partners and the Ziffs, which related solely to their pre-IPO interests, reorganization expenses related to the Company’s IPO, equity-based compensation expenses, taxes, or partners’ and others’ interests in the Company’s consolidated subsidiaries, among other adjustments. For further information regarding these adjustments, please see Exhibit 7 of the financial tables that accompany this press release.

For reconciliations of Economic Income to total Company GAAP net income (loss) for the periods discussed below, please see Exhibits 3 through 6 of the financial tables that accompany this press release.

Economic Income

Economic Income Revenues

Third-quarter 2008 Economic Income Revenues were $153.0 million, a 7% increase from third-quarter 2007 Economic Income Revenues of $142.4 million. Management Fees were $147.7 million, 14% higher than third-quarter 2007 Management Fees of $130.0 million.

Economic Income Revenues for the first nine months of 2008 were $446.7 million, a 23% increase from Economic Income Revenues of $361.9 million in the prior year period. Management Fees were $438.0 million, up 28% from Management Fees of $341.8 million in the prior year period.

The increase in Management Fees in both periods was driven by the year-over-year net increase in assets under management.

Economic Income Expenses

Compensation and Benefits

Third-quarter 2008 Compensation and Benefits expenses totaled $28.8 million, 64% higher than third-quarter 2007 Compensation and Benefits expenses of $17.6 million. Third-quarter 2008 Compensation and Benefits included $12.4 million of bonus expense, primarily related to accruals for bonus guarantees which will be paid at year-end.

Compensation and Benefits expenses for the first nine months of 2008 were $77.0 million, 62% higher than Compensation and Benefits expenses of $47.6 million in the prior year period. Compensation and Benefits for this period included $27.8 million of bonus expense, primarily related to accruals for bonus guarantees which will be paid at year-end, and to non-recurring payments to certain existing personnel and new employees.

The increase in Compensation and Benefits in both periods was driven by increased headcount related to the infrastructure needed to become a public company and to support business growth.

Non-Compensation Expenses

Third-quarter 2008 non-compensation expenses were $30.5 million, a 13% decrease from third-quarter 2007 non-compensation expenses of $35.1 million. The decrease was driven principally by lower interest expense on the Company’s $750 million term loan due to the decline in the loan’s LIBOR-based borrowing rate. The decrease was also driven by reduced professional services fees which were higher in the 2007 third quarter due to audit and consulting costs incurred in connection with the Company’s IPO. On a comparative basis, the Company’s 2007 annual audit and consulting costs were primarily incurred in the first quarter of 2008. These decreases were partially offset by increases in insurance, occupancy and business development costs related to the infrastructure needed to become a public company and to support business growth.

Non-compensation expenses for the first nine months of 2008 were $95.0 million, a 38% increase from non-compensation expenses of $68.8 million in the prior year period. The increase was driven primarily by higher interest expense on the Company’s term loan. The loan was entered into during the third quarter of 2007, so interest expense was incurred for only part of the nine month period in the prior year. Partially offsetting this difference was the decline in the loan’s LIBOR-based borrowing rate. The remainder of the increase was driven by insurance, business development, occupancy and technology costs related to the infrastructure needed to become a public company and to support business growth.

Economic Income

Third-quarter 2008 Economic Income totaled $93.8 million, a 4% increase from third-quarter 2007 Economic Income of $89.7 million. Economic Income for the first nine months of 2008 totaled $274.7 million, a 12% increase from Economic Income of $245.5 million in the prior year period.

The Economic Income margin is computed as the ratio of Economic Income to Economic Income Revenues. The third-quarter 2008 margin was 61%, two percentage points lower than the third-quarter 2007 margin of 63%. The margin for the first nine months of 2008 was 62%, six percentage points lower than the margin of 68% in the prior year period.

CAPITAL

As of September 30, 2008, Class A Shares outstanding totaled 74,138,572. For purposes of calculating Distributable Earnings per Share, the Company assumes that all Group A Units and outstanding RSUs have been converted on a one-to-one basis into Class A Shares. For the third quarter and nine months ended September 30, 2008, the total weighted-average Adjusted Class A Shares outstanding were 400,371,024 and 400,003,864, respectively.

DIVIDEND

The Board of Directors of Och-Ziff declared a third-quarter 2008 dividend of $0.025 per Class A Share, to be paid on November 12, 2008 to holders of record at the close of business on October 1, 2008.

For U.S. federal income tax purposes, the dividend will be treated as a partnership distribution. Based on the best information currently available, the Company estimates that when calculating withholding taxes, the entire amount of the third quarter 2008 dividend will be treated as U.S. source dividend income.

Non-U.S. holders of Class A Shares are generally subject to U.S. federal withholding tax at a rate of 30% (subject to reduction by applicable treaty or other exception) on their share of U.S. source dividends and certain other types of U.S. source income realized by the Company. With respect to interest, however, no withholding is generally required if proper certification (on an IRS Form W-8) of a beneficial owner’s foreign status has been filed with the withholding agent. In addition, non-U.S. holders must generally provide the withholding agent with a properly completed IRS Form W-8 to obtain any reduction in withholding.

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Och-Ziff will host a conference call today, November 4, 2008, at 8:30 a.m. Eastern Time to discuss the Company’s third quarter 2008 results. The call will be open to the public and can be accessed by dialing 888-679-8038 (callers inside the U.S.) or 617-213-4850 (callers outside the U.S.). The number should be dialed at least ten minutes prior to the start of the call. The passcode for the call will be 37357806. A simultaneous webcast of the call will be available to the public on a listen-only basis on the For Shareholders page of the Company’s website at www.ozcap.com.

For those unable to listen to the live broadcast, a replay will be available by dialing 888-286-8010 (callers inside the U.S.) or 617-801-6888 (callers outside the U.S.), passcode 65169610, beginning approximately two hours after the event for two weeks. A webcast replay of the event will also be available on the For Shareholders page of the Company’s website.

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Forward-Looking Statements

The information contained in this press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the current views of the Company with respect to, among other things, its future financial or business performance, events, strategies or expectations, including but not limited to its ability to generate returns and preserve capital and its ability to expand its investment platforms. Such forward-looking statements are generally identified by the use of words such as “outlook,” “believe,” “expect,” “potential,” “continue,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” “opportunity,” “assume,” “remain,” “sustain,” “achieve” or the negative version of those words or other comparable words.

Any forward-looking statements contained in this press release are based upon historical performance of the Company and its subsidiaries and on current plans, estimates and expectations of the Company and its subsidiaries. The inclusion of this forward-looking information should not be regarded as a representation by the Company or any other person that the future plans, estimates or expectations contemplated by the Company will be achieved. Such forward-looking statements are subject to various risks and uncertainties, including but not limited to global and domestic market and business conditions, the Company’s ability to successfully compete for fund investors, talent and investment opportunities, successful formulation and execution of its business and growth strategies, the Company’s ability to appropriately manage conflicts of interest, and tax and other regulatory factors relevant to the Company’s structure and status as a public company, as well as assumptions relating to the Company’s operations, financial results, financial condition, business prospects, growth strategy and liquidity.

If one or more of these or other risks or uncertainties materialize, or if the Company’s assumptions prove to be incorrect, the Company’s actual results may vary materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and risks that are included in the Company’s filings with the Securities and Exchange Commission, including but not limited to the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 and its

Quarterly Reports on Form 10-Q. Any forward-looking statements contained in this press release are made only as of the date hereof. The Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

This press release does not constitute an offer of any Och-Ziff fund.

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About Och-Ziff Capital Management Group LLC

Och-Ziff Capital Management Group LLC is one of the world’s largest institutional alternative asset managers with offices in New York, London, Hong Kong, Tokyo, Bangalore and Beijing. Och-Ziff’s funds seek to deliver consistent, positive, risk-adjusted returns throughout market cycles, with a strong focus on capital preservation. Och-Ziff’s multi-strategy approach combines global investment strategies, including merger arbitrage, convertible and derivative arbitrage, equity restructuring, credit and distressed investments, private investments and real estate.

As of November 1, 2008, Och-Ziff had approximately $28.3 billion in estimated assets under management with over 700 investor relationships. For more information, please visit www.ozcap.com.

Investor Relations Contact:

Tina Madon

Managing Director

Head of Investor Relations

Och-Ziff Capital Management Group LLC

212-719-7381

tina.madon@ozcap.com

Media Relations Contact:

Steve Bruce or Chuck Dohrenwend

The Abernathy MacGregor Group, for Och-Ziff Capital Management Group LLC

212-371-5999

Exhibit 1

OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC

Consolidated and Combined Statements of Operations (Unaudited)

(dollars in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2008	2007	2008	2007
Revenues
Management fees	$148,976	$131,323	$441,770	$181,337
Incentive income	4,373	6,028	5,483	7,415
Other revenues	925	6,466	3,179	8,296
Income of consolidated Och-Ziff funds	2,768	3,149	7,654	534,736

Total Revenues	157,042	146,966	458,086	731,784

Expenses
Compensation and benefits	50,377	23,519	155,388	61,506
Allocations to non-equity partner interests	(3,039)	343,943	(865)	489,266
Reorganization expenses	425,585	—	1,276,753	—
Profit sharing	(305)	80,038	(1,736)	104,412
Interest expense	7,118	12,185	24,791	12,810
General, administrative and other	24,732	24,111	83,771	59,523
Expenses of consolidated Och-Ziff funds	1,043	955	2,400	341,934

Total Expenses	505,511	484,751	1,540,502	1,069,451

Other Income (Loss)
Net earnings (losses) on investments in and deferred income receivable from Och-Ziff funds and other entities	(20,825)	9,569	(24,995)	51,215
Net gains (losses) of consolidated Och-Ziff funds	1,290	(2,180)	787	2,336,089

Total Other Income (Loss)	(19,535)	7,389	(24,208)	2,387,304

Income (Loss) before Income Taxes and Partners’ and Others’ Interests in Income of Consolidated Subsidiaries	(368,004)	(330,396)	(1,106,624)	2,049,637
Income taxes	14,735	8,066	22,696	15,349

Income (Loss) before Partners’ and Others’ Interests in Income of Consolidated Subsidiaries	(382,739)	(338,462)	(1,129,320)	2,034,288
Partners’ and others’ interests in income of consolidated subsidiaries	313,295	(1,452)	730,957	(2,174,762)

Net Loss	$(69,444)	$(339,914)	$(398,363)	$(140,474)

Net Loss per Class A Share
Basic	$(0.94)		$(5.37)

Diluted	$(1.07)		$(5.37)

Weighted Average Class A Shares Outstanding
Basic	74,138,572		74,138,572

Diluted	385,238,096		74,138,572

Exhibit 2

OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC

Och-Ziff Funds Economic Income (Unaudited)

(dollars in thousands)

	Three Months Ended September 30,
	2008	2007	% Change
Economic Income Revenues
Management fees	$147,747	$130,011	14%
Incentive income	4,373	6,028	-27%
Other revenues	919	6,387	-86%

Total Economic Income Revenues	153,039	142,426	7%

Economic Income Expenses
Compensation and benefits	28,813	17,589	64%
Non-compensation expenses	30,463	35,094	-13%

Total Economic Income Expenses	59,276	52,683	13%

Och-Ziff Funds Economic Income	$93,763	$89,743	4%

	Nine Months Ended September 30,
	2008	2007	% Change
Economic Income Revenues
Management fees	$438,034	$341,799	28%
Incentive income	5,483	11,968	-54%
Other revenues	3,149	8,087	-61%

Total Economic Income Revenues	446,666	361,854	23%

Economic Income Expenses
Compensation and benefits	76,989	47,550	62%
Non-compensation expenses	94,967	68,833	38%

Total Economic Income Expenses	171,956	116,383	48%

Och-Ziff Funds Economic Income	$274,710	$245,471	12%

See Exhibits 3 - 6 for reconciliations of Och-Ziff Funds Economic Income to total Company GAAP Net Income (Loss).

Exhibit 3

OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC

Reconciliation of Och-Ziff Funds Economic Income to GAAP Net Income (Loss) (Unaudited)

(dollars in thousands)

	Three Months Ended September 30, 2008
	Och-Ziff Funds Economic Income	Other Operations	Reconciling Adjustments (1)			Total Company
			Funds Consolidation	Other Adjustments
Revenues
Management fees	$147,747	$1,312	$(83)	$—		$148,976
Incentive income	4,373	—	—	—		4,373
Other revenues	919	6	—	—		925
Income of consolidated Och-Ziff funds	—	2,696	72	—		2,768

Total Revenues	153,039	4,014	(11)	—		157,042

Expenses
Compensation and benefits	28,813	1,878	—	19,686	(a)(b)	50,377
Allocations to non-equity partner interests	—	—	—	(3,039	)(c)	(3,039)
Reorganization expenses	—	—	—	425,585	(d)	425,585
Profit sharing	—	—	—	(305	)(e)	(305)
Interest expense	7,118	—	—	—		7,118
General, administrative and other	23,345	472	—	915	(f)	24,732
Expenses of consolidated Och-Ziff funds	—	897	146	—		1,043

Total Expenses	59,276	3,247	146	442,842		505,511

Other Income (Loss)
Net losses on investments in and deferred income receivable from Och-Ziff funds and other entities	—	(1,544)	—	(19,281	)(g)	(20,825)
Net gains (losses) of consolidated Och-Ziff funds	—	1,859	(569)	—		1,290

Total Other Income (Loss)	—	315	(569)	(19,281)		(19,535)

Income (Loss) Before Income Taxes and Partners’ and Others’ Interests in Income of Consolidated Subsidiaries	93,763	1,082	(726)	(462,123)		(368,004)
Income taxes	—	19	—	14,716	(f)	14,735

Income (Loss) Before Partners’ and Others’ Interests in Income of Consolidated Subsidiaries	93,763	1,063	(726)	(476,839)		(382,739)
Partners’ and others’ interests in income of consolidated subsidiaries	—	(3,876)	726	316,445	(f)	313,295

Net Income (Loss)	$93,763	$(2,813)	$—	$(160,394)		$(69,444)

(1)	See Exhibit 7 for a description of the adjustments made to arrive at total Company GAAP Net Income (Loss).

Exhibit 4

OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC

Reconciliation of Och-Ziff Funds Economic Income to GAAP Net Income (Loss) (Unaudited)

(dollars in thousands)

	Three Months Ended September 30, 2007
	Och-Ziff Funds Economic Income	Other Operations	Reconciling Adjustments (1)			Total Company
			Funds Consolidation	Other Adjustments
Revenues
Management fees	$130,011	$1,312	$—	$—		$131,323
Incentive income	6,028	—	—	—		6,028
Other revenues	6,387	79	—	—		6,466
Income of consolidated Och-Ziff funds	—	3,037	112	—		3,149

Total Revenues	142,426	4,428	112	—		146,966

Expenses
Compensation and benefits	17,589	(710)	—	6,640	(a)(b)	23,519
Allocations to non-equity partner interests	—	304	—	343,639	(c)	343,943
Profit sharing	—	87	—	79,951	(e)	80,038
Interest expense	12,185	—	—	—		12,185
General, administrative and other	22,909	177	—	1,025	(f)	24,111
Expenses of consolidated Och-Ziff funds	—	895	60	—		955

Total Expenses	52,683	753	60	431,255		484,751

Other Income (Loss)
Net earnings (losses) on investments in and deferred income receivable from Och-Ziff funds and other entities	—	—	(24)	9,593	(g)	9,569
Net losses of consolidated Och-Ziff funds	—	(1,889)	(291)	—		(2,180)

Total Other Income (Loss)	—	(1,889)	(315)	9,593		7,389

Income (Loss) Before Income Taxes and Partners’ and Others’ Interests in Income of Consolidated Subsidiaries	89,743	1,786	(263)	(421,662)		(330,396)
Income taxes	—	68	—	7,998	(f)	8,066

Income (Loss) Before Partners’ and Others’ Interests in Income of Consolidated Subsidiaries	89,743	1,718	(263)	(429,660)		(338,462)
Partners’ and others’ interests in income of consolidated subsidiaries	—	(1,715)	263	—		(1,452)

Net Income (Loss)	$89,743	$3	$—	$(429,660)		$(339,914)

(1)	See Exhibit 7 for a description of the adjustments made to arrive at total Company GAAP Net Income (Loss).

Exhibit 5

OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC

Reconciliation of Och-Ziff Funds Economic Income to GAAP Net Income (Loss) (Unaudited)

(dollars in thousands)

	Nine Months Ended September 30, 2008
	Och-Ziff Funds Economic Income	Other Operations	Reconciling Adjustments (1)			Total Company
			Funds Consolidation	Other Adjustments
Revenues
Management fees	$438,034	$3,934	$(198)	$—		$441,770
Incentive income	5,483	—	—	—		5,483
Other revenues	3,149	30	—	—		3,179
Income of consolidated Och-Ziff funds	—	7,548	106	—		7,654

Total Revenues	446,666	11,512	(92)	—		458,086

Expenses
Compensation and benefits	76,989	2,969	—	75,430	(a)(b)	155,388
Allocations to non-equity partner interests	—	—	—	(865	)(c)	(865)
Reorganization expenses	—	—	—	1,276,753	(d)	1,276,753
Profit sharing	—	—	—	(1,736	)(e)	(1,736)
Interest expense	24,791	—	—	—		24,791
General, administrative and other	70,176	1,194	—	12,401	(f)	83,771
Expenses of consolidated Och-Ziff funds	—	1,891	509	—		2,400

Total Expenses	171,956	6,054	509	1,361,983		1,540,502

Other Income (Loss)
Net losses on investments in and deferred income receivable from Och-Ziff funds and other entities	—	(6,144)	—	(18,851	)(g)	(24,995)
Net gains (losses) of consolidated Och-Ziff funds	—	2,761	(1,974)	—		787

Total Other Income (Loss)	—	(3,383)	(1,974)	(18,851)		(24,208)

Income (Loss) Before Income Taxes and Partners’ and Others’ Interests in Income of Consolidated Subsidiaries	274,710	2,075	(2,575)	(1,380,834)		(1,106,624)
Income taxes	—	226	—	22,470	(f)	22,696

Income (Loss) Before Partners’ and Others’ Interests in Income of Consolidated Subsidiaries	274,710	1,849	(2,575)	(1,403,304)		(1,129,320)
Partners’ and others’ interests in income of consolidated subsidiaries	—	(9,455)	2,575	737,837	(f)	730,957

Net Income (Loss)	$274,710	$(7,606)	$—	$(665,467)		$(398,363)

(1)	See Exhibit 7 for a description of the adjustments made to arrive at total Company GAAP Net Income (Loss).

Exhibit 6

OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC

Reconciliation of Och-Ziff Funds Economic Income to GAAP Net Income (Loss) (Unaudited)

(dollars in thousands)

	Nine Months Ended September 30, 2007
	Och-Ziff Funds Economic Income	Other Operations	Reconciling Adjustments (1)			Total Company
			Funds Consolidation	Other Adjustments
Revenues
Management fees	$341,799	$3,934	$(164,396)	$—		$181,337
Incentive income	11,968	—	(4,553)	—		7,415
Other revenues	8,087	209	—	—		8,296
Income of consolidated Och-Ziff funds	—	6,355	528,381	—		534,736

Total Revenues	361,854	10,498	359,432	—		731,784

Expenses
Compensation and benefits	47,550	915	—	13,041	(a)(b)	61,506
Allocations to non-equity partner interests	—	665	—	488,601	(c)	489,266
Profit sharing	—	204	—	104,208	(e)	104,412
Interest expense	12,810	—	—	—		12,810
General, administrative and other	56,023	487	—	3,013	(f)	59,523
Expenses of consolidated Och-Ziff funds	—	1,526	340,408	—		341,934

Total Expenses	116,383	3,797	340,408	608,863		1,069,451

Other Income (Loss)
Net earnings (losses) on investments in and deferred income receivable from Och-Ziff funds and other entities	—	—	(186,580)	237,795	(g)	51,215
Net gains (losses) of consolidated Och-Ziff funds	—	(1,289)	2,337,378	—		2,336,089

Total Other Income (Loss)	—	(1,289)	2,150,798	237,795		2,387,304

Income (Loss) Before Income Taxes and Partners’ and Others’ Interests in Income of Consolidated Subsidiaries	245,471	5,412	2,169,822	(371,068)		2,049,637
Income taxes	—	103	—	15,246	(f)	15,349

Income (Loss) Before Partners’ and Others’ Interests in Income of Consolidated Subsidiaries	245,471	5,309	2,169,822	(386,314)		2,034,288
Partners’ and others’ interests in income of consolidated subsidiaries	—	(4,940)	(2,169,822)	—		(2,174,762)

Net Income (Loss)	$245,471	$369	$—	$(386,314)		$(140,474)

(1)	See Exhibit 7 for a description of the adjustments made to arrive at total Company GAAP Net Income (Loss).

Exhibit 7

OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC

Description of Adjustments Made to Reconcile Och-Ziff Funds Economic Income to GAAP Net Income (Loss)

Funds Consolidation

Economic Income reflects management fees and incentive income earned from each of the Company’s hedge funds and separately managed accounts, excluding the Company’s real estate funds and investments in new businesses, which are included within the Company’s other operations. The impacts of consolidation and the related eliminations of the Och-Ziff funds are not included in Economic Income. Management fees and incentive income earned by the offshore Och-Ziff funds segment prior to June 30, 2007, were eliminated in consolidation. The Company deconsolidated these funds on June 30, 2007.

Other Adjustments

(a) Economic Income recognizes deferred cash compensation expense in the period in which it is awarded, as management determines the total amount of compensation based on the Company’s performance in the year of the award.

(b) Economic Income excludes equity-based compensation expense, as management does not consider these expenses when evaluating the performance of the Och-Ziff Funds segment.

(c) Economic Income excludes allocations to non-equity partner interests. Management reviewed the performance of the Och-Ziff Funds segment before it made any allocations to the Company’s non-equity founding partners for periods prior to the Reorganization. For these periods, allocations to the founding partners, other than Mr. Och, were treated as expenses for U.S. GAAP purposes. Following the Reorganization, only allocations related to earnings on previously deferred incentive income allocations to non-equity partner interests are incurred and these allocations are excluded from Economic Income.

(d) Economic Income excludes Reorganization expenses, which are non-cash expenses directly attributable to the reclassification of interests held by the founding partners and the Ziffs prior to the Reorganization as Och-Ziff Operating Group A Units.

(e) Economic Income excludes the profit sharing expense related to the Ziffs’ interest in the Company. Management reviewed the performance of the Och-Ziff Funds segment before it made any allocations to the Ziffs for periods prior to the Reorganization. Following the Reorganization, only profit sharing expense related to the allocation of earnings on previously deferred incentive income allocations to the Ziffs are incurred and these allocations are excluded from Economic Income.

(f) Economic Income excludes depreciation, changes in the tax receivable agreement liability, income taxes and partners’ and others’ interests in income of consolidated subsidiaries, as management does not consider these items when evaluating the performance of the Och-Ziff Funds segment.

(g) Economic Income excludes the net earnings (losses) on the deferred income receivable from Och-Ziff funds and net earnings (losses) on investments in Och-Ziff funds and other entities, as these amounts primarily relate to earnings (losses) on amounts due to affiliates for deferred or reinvested incentive income previously allocated to the founding partners and the Ziffs, and earnings (losses) on amounts due to employees under deferred cash compensation arrangements.

Exhibit 8

OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC

Reconciliation of Och-Ziff Funds Economic Income to Och-Ziff Funds Distributable Earnings (Unaudited)

(dollars in thousands, except per share amounts)

	Three Months Ended September 30, 2008	Nine Months Ended September 30, 2008
Och-Ziff Funds Economic Income	$93,763	$274,710
Adjusted income taxes (1)	(39,490)	(115,572)

Distributable Earnings	$54,273	$159,138

Distributable earnings	$54,273	$159,138
Weighted-Average Adjusted Class A Shares (1)	400,371,024	400,003,864

Distributable Earnings Per Share	$0.14	$0.40

(1)	Assumes the conversion of 311,099,524 Group A Units held by the Company’s partners and the Ziffs for the three and nine months ended September 30, 2008, and the vesting of 15,132,928 and 14,765,768 weighted-average RSUs for the three and nine months ended September 30, 2008, respectively, into Class A Shares on a one-to-one basis.

Exhibit 9

OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC

Financial Supplement (Unaudited)

(dollars in millions)

	Three Months Ended September 30,	Nine Months Ended September 30,	Year Ended December 31,
	2008	2008	2007	2006	2005
Total Assets Under Management (1)
Beginning of Period Balance	$33,618	$33,387	$22,621	$15,627	$11,251
Net Flows	73	305	7,591	4,135	3,117
Appreciation (Depreciation) (2)	(2,452)	(2,453)	3,175	2,859	1,259

End of Period Balance	$31,239	$31,239	$33,387	$22,621	$15,627

Total Assets Under Management by Fund
OZ Master Fund		$18,832	$19,771	$15,449	$12,001
OZ Europe Master Fund		5,784	6,416	3,481	1,887
OZ Asia Master Fund		3,247	3,852	2,332	605
OZ Global Special Investments Master Fund		2,023	2,082	195	43

Och-Ziff Funds—Net Returns (3)
OZ Master Fund	-6.5%	-5.8%	11.5%	14.8%	8.8%
OZ Europe Master Fund	-8.8%	-8.4%	14.8%	22.3%	15.7%
OZ Asia Master Fund	-12.4%	-16.9%	12.2%	14.0%	14.2%
OZ Global Special Investments Master Fund	-3.1%	-3.0%	17.2%	13.9%	0.2%

(1)	Includes deferred incentive income receivable from the offshore funds and amounts invested by the Company, its partners and certain other affiliated parties for which the Company charged no management fees and received no incentive income for the periods presented. Amounts presented in this table are not the amounts used to calculate Management Fees and Incentive Income for the respective periods.

(2)	Appreciation reflects the aggregate net capital appreciation for the entire period and is presented on a total return basis, net of all fees and expenses (except incentive income on certain unrealized private investments that could reduce returns on these investments at the time of realization), and includes the reinvestment of all dividends and income. Management Fees and Incentive Income vary by product. Past performance is no guarantee of future results.

(3)	Reflects a composite of the monthly return and year-to-date return for the feeder funds comprising each of the Company’s most significant master funds and is presented on a total return basis, net of all fees and expenses of the relevant fund (except incentive income on certain unrealized special investments that could reduce returns at the time of realization), and includes the reinvestment of all dividends and income. Performance includes realized and unrealized gains and losses attributable to certain private and initial public offering investments that are not allocated to all investors in the funds. Investors that do not participate in such investments or that pay different fees may experience materially different returns. Past performance is no guarantee of future results.

Exhibit 10

OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC

(Unaudited)

Returns of OZ Master Fund During Negative

Return Months of S&P 500 Index

Year	Number of Months of Negative Returns of S&P 500	Total Return of S&P 500 During Negative Return Months	Total Return of OZ Master Fund During Negative Return Months of S&P 500
1994	3	-8.5%	1.7%
1995	1	-0.4%	0.1%
1996	2	-6.4%	3.9%
1997	3	-13.1%	4.0%
1998	3	-17.2%	-2.7%
1999	5	-11.8%	6.2%
2000	8	-27.1%	12.0%
2001	6	-33.2%	0.4%
2002	8	-41.9%	-5.0%
2003	3	-5.2%	4.6%
2004	3	-6.4%	1.1%
2005	5	-8.7%	0.7%
2006	1	-2.9%	0.5%
2007	5	-11.6%	1.4%
1Q08	3	-9.7%	-0.8%
2Q08	1	-8.4%	-0.5%
3Q08	2	-9.8%	-6.0%

Total net return for the OZ Master Fund, Ltd. (the “Fund”) represents a composite of the average return of the feeder funds that comprise the Fund. Returns are presented on a total return basis, net of all fees and expenses (except incentive income on certain unrealized private investments that could reduce returns on these investments at the time of realization), and include the reinvestment of all dividends and income. Performance includes realized and unrealized gains and losses attributable to certain private and initial public offering investments that are not allocated to all investors in the Fund. Investors that do not participate in such investments or that pay different fees may experience materially different returns. Past performance is no guarantee of future results.

For the period from 1994 through 1997, performance represents the performance of Och-Ziff Capital Management, L.P., a Delaware limited partnership that was managed by Daniel Och following an investment strategy that is substantially similar to that of the Fund. In addition, during this period, performance was calculated by deducting Management Fees on a quarterly basis and Incentive Income on a monthly basis. Beginning January 1998, performance has been calculated by deducting both Management Fees and Incentive Income on a monthly basis from the composite returns of the Fund.

Readers should not assume that there is any material overlap between those securities in the portfolio of the Fund and those that comprise the S&P 500 Index. It is not possible to invest directly in the S&P 500 Index. Returns of the S&P 500 Index have not been reduced by fees and expenses associated with investing in securities and include the reinvestment of dividends. The S&P 500 Index is an equity index owned and maintained by Standard & Poor’s, a division of McGraw-Hill, whose value is calculated as the free float-weighted average of the share prices of 500 large-cap corporations listed on the NYSE and Nasdaq. The comparison of S&P 500 Index performance relative to the Fund’s performance during months in which the S&P 500 Index declined is for the limited purpose of illustrating how the Fund has performed during periods of declines in the broad equity market. It should not be considered an indication of how the Fund will perform relative to the S&P 500 Index in the future.

Please note that the Fund’s investment objective is not to beat the S&P 500 Index. Furthermore, the Fund's performance has frequently trailed that of the S&P 500 Index in periods of positive performance.

Exhibit 11

OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC

Fund Performance (Unaudited) (1)

	2007
	January	February	March	April	May	June	July	August	September	October	November	December	FY2007
Och-Ziff Funds—Net Returns
OZ Master Fund	1.97%	1.31%	1.38%	1.81%	2.40%	0.19%	-0.49%	-0.96%	0.95%	2.07%	-0.32%	0.67%	11.48%
OZ Europe Master Fund	1.57%	1.35%	1.84%	2.70%	2.85%	0.83%	0.22%	-0.64%	1.25%	1.25%	-0.58%	1.32%	14.81%
OZ Asia Master Fund	2.69%	0.48%	0.37%	2.96%	2.67%	0.09%	-1.00%	-2.08%	0.43%	2.84%	0.12%	2.12%	12.17%
OZ Global Special Investments Master Fund	1.89%	1.42%	1.06%	2.93%	1.44%	0.83%	-0.40%	-0.54%	1.72%	3.11%	1.97%	0.61%	17.19%
S&P 500 Index—Total Return (2)	1.51%	-1.96%	1.12%	4.43%	3.49%	-1.66%	-3.10%	1.50%	3.74%	1.59%	-4.18%	-0.69%	5.49%

	2008
	January	February	March	1Q08	April	May	June	2Q08	July	August	September	3Q08	YTD
Och-Ziff Funds—Net Returns
OZ Master Fund	-1.12%	1.02%	-0.73%	-0.84%	0.96%	1.11%	-0.45%	1.62%	-0.59%	-0.58%	-5.41%	-6.51%	-5.80%
OZ Europe Master Fund	-2.00%	0.81%	-0.54%	-1.74%	0.31%	1.69%	0.20%	2.21%	-1.35%	-0.38%	-7.22%	-8.82%	-8.43%
OZ Asia Master Fund	-1.95%	1.78%	-2.41%	-2.61%	-0.18%	-0.16%	-2.19%	-2.52%	-1.17%	-4.18%	-7.53%	-12.43%	-16.87%
OZ Global Special Investments Master Fund	-0.72%	0.57%	-0.45%	-0.60%	0.64%	0.43%	-0.34%	0.73%	0.06%	-0.45%	-2.73%	-3.11%	-2.99%
S&P 500 Index—Total Return (2)	-6.00%	-3.25%	-0.43%	-9.45%	4.87%	1.30%	-8.43%	-2.73%	-0.84%	1.45%	-8.91%	-8.37%	-19.29%

(1)	Fund performance reflects a composite of the return for the feeder funds comprising each of the Company’s most significant master funds and is presented on a total return basis, net of all fees and expenses of the relevant fund (except incentive income on certain unrealized private investments that could reduce returns on these investments at the time of realization), and includes the reinvestment of all dividends and income. Performance includes realized and unrealized gains and losses attributable to certain private and initial public offering investments that are not allocated to all investors in the funds. Investors that do not participate in such investments or that pay different fees may experience materially different returns. Past performance is no guarantee of future results.

(2)	Readers should not assume that there is any material overlap between those securities in the portfolios of the funds and those that comprise the S&P 500 Index. It is not possible to invest directly in the S&P 500 Index. Returns of the S&P 500 Index have not been reduced by fees and expenses associated with investing in securities and include the reinvestment of dividends. The S&P 500 Index is an equity index owned and maintained by Standard & Poor’s, a division of McGraw-Hill, whose value is calculated as the free float-weighted average of the share prices of 500 large-cap corporations listed on the NYSE and Nasdaq. The comparison of S&P 500 performance relative to the funds’ performance should not be considered an indication of how the fund will perform relative to the S&P 500 in the future. Please note that the funds’ investment objective is not to beat the S&P 500 Index. Furthermore, the funds' performance has frequently trailed that of the S&P 500 Index in periods of positive performance.